UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2009

Item 1. Reports to Stockholders.

Strategic Global Income
Fund, Inc.
Semiannual Report
May 31, 2009

Strategic Global Income Fund, Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Effective August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 7% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From May 2005 through the monthly distribution for July 2009, the rate was 8%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 15, 2009

Dear shareholder,
 We present you with the semiannual report for Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2009.

Performance
Over the six months ended May 31, 2009, the Fund returned 11.59% on a net asset value basis, and 25.91% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Global Income Funds, were 17.48% and 35.77% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Strategic Global Benchmark(1) (the “Benchmark”), returned 10.63% over the semiannual period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 7.)

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the reporting period. In our opinion, this occurred as investor risk aversion was elevated during portions of the period, given concerns

Strategic Global Income Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol: SGL

Distribution payments: Monthly

(1)
The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Strategic Global Income Fund, Inc.

regarding the weak global economy and continued issues in the financial system.(2)

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	Looking back, the economy, as measured by US gross domestic product (“GDP”), weakened significantly during the six-month period, hurt by the bursting of the housing bubble, a severe credit crunch, falling business spending and surging unemployment. In the fourth quarter of 2008, GDP declined 6.3%—the worst quarterly reading since 1982. The economy remained weak to start the year, as the estimate for first quarter GDP was a decline of 5.5%.

The news wasn’t much better overseas, as the troubles in the US quickly spread to other developed countries as well. During the first quarter of 2009, GDP in Germany fell 14.4%, while Mexico’s GDP fell 21.5%, and Japan’s economy contracted 15.2%—the worst reading since 1955. While emerging markets countries generally produced better growth rates than their developed country counterparts, they were not immune to the global economic downturn.

Q.	How did the world’s bond markets perform over the reporting period?
A.	The US bond market as a whole generated a positive return during the six-month reporting period. After a lengthy period of heightened risk aversion, investors were gradually drawn to lower-quality, non-Treasury securities during the reporting period. This was prompted by signs that the US government’s stimulus efforts might take hold and hopes that positive growth would return later in 2009. In particular, both investment grade and high yield bonds posted solid returns over the six months ended May 31, 2009.

Although there were periods of heightened volatility, the emerging markets debt asset class as a whole performed extremely well during the reporting period. Despite continued poor liquidity and weak fundamentals in many areas, emerging markets debt spreads—that is, the difference

(2)	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

between the yield paid on US Treasury bonds and emerging markets debt—stabilized in November 2008. This occurred as concerns about the possibility of emerging markets countries defaulting on their debt lessened, given financial support from the International Monetary Fund and the World Bank. As spreads stabilized and investor risk aversion abated somewhat, liquidity and inflows into the asset class increased, especially toward the end of the reporting period.

Q.	How did you position the portfolio from a duration standpoint?
A.	In an attempt to reduce the Fund’s level of risk, we kept its duration—a measure of a fund’s sensitivity to interest rate changes—lower than that of its benchmark throughout the reporting period. While this positioning initially detracted from the Fund’s performance in the early part of the reporting period, it started to aid performance somewhat beginning in February 2009. Overall, the Fund’s duration positioning over the six-month period was slightly positive for performance.

Q.	Which currency strategies did you use during the period?
A.	Overall, we maintained a largely neutral currency position relative to the Fund’s benchmark. While we reduced holdings of emerging markets currencies at the beginning of the reporting period, we increased this position toward the end, as we believed that economic stabilization, combined with higher commodity prices, was likely to support these currencies. This positioning benefited the Fund’s performance as emerging markets currencies appreciated significantly.

However, these positive effects were mitigated as hedged positions detracted from performance following the US dollar’s depreciation. Throughout the reporting period, we maintained relatively stable currency positioning, with the largest exposures to the US dollar, the Euro, and the Norwegian Krone.

Q.	Which holdings or strategies generated positive results over the period?
A.	• Within emerging markets debt, the Fund’s overall country positioning and security selection benefited performance during the reporting period. In particular, the Fund’s exposure to quasi-government bonds—that is, bonds indirectly or directly guaranteed by a government—enhanced results. These bonds had sold off sharply in the fall of 2008, largely because they were viewed as being similar to bank bonds. However, it later became clear that they were more similar to government bonds—for example, some Russian quasi-government bonds had the Russian government’s

Strategic Global Income Fund, Inc.

ownership and backing. Following this, the performance of quasi-government bonds rebounded, benefiting results. In addition, the Fund’s holdings in oil-related and commodity-exporting countries, such as Brazil, Turkey and Mexico, were positive contributors to performance as commodity prices stabilized over the reporting period.

	•	At the beginning of the reporting period, the Fund invested in US Treasury Inflation-Protected Securities (TIPS). At the time of investment, liquidity factors and significant economic pessimism drove market yields to what we considered to be extremely attractive levels. Due to increasing inflation expectations, spreads—the difference between the yield paid on US Treasury bonds and emerging markets debt—widened substantially, and the position in TIPS contributed positively to performance. Despite improvement in pricing toward the end of the reporting period, we continued to consider inflation-linked bonds to be attractive relative to nominal bonds—that is, bonds that pay a set rate of interest.

	•	The market for securitized products continued to recover, and the Fund’s holdings in this area benefited performance. Non-agency residential mortgage-backed securities benefited from declining agency mortgage rates, and commercial mortgage-backed securities also recovered significantly during the reporting period. Asset-backed security spreads narrowed, as the market for new issues began to function with the support of the Federal Reserve-sponsored Term Asset Loan Facility (TALF), and the credit yield curve flattened after reaching extreme levels.

Q.		Were there any particular strategies that didn’t work well for the Fund?
A.	•	As previously mentioned, our short duration position initially detracted from the Fund’s performance. However, it was a positive contributor later in the period.

	•	In an effort to take advantage of market opportunities and to diversify the Fund, we also purchased collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs). We focused on the higher levels of the capital structure—tranches originally rated single-A or above—which are less likely to suffer principal losses even under elevated corporate default scenarios. However, CLO prices continued to fall in the early part of 2009, even as the underlying collateral—high yield corporate credit—began to recover.

Strategic Global Income Fund, Inc.

While these holdings were negative for performance overall, toward the end of the period, the CLO market started to respond to the improvements in corporate credit and other securitized markets, which helped performance during that portion of the reporting period. We maintained a focus on obligations originally rated single-A or above, as well as European CLOs, which have significantly lagged the US CLO market, and we believe may offer a more attractive liquidity premium.

Q.	What is your outlook for the global economy and fixed income markets?
A.	While the Fund benefited from stabilization in the asset class and declining investor risk aversion during the period, we believe the current environment could best be described as being “fragile” given the weak global economic conditions overall.

Emerging markets exports, from metals to semiconductors, continue to feel the strains of contracting economies in developed countries. Emerging markets countries are also highly dependent on capital flows, and we expect these inflows to remain challenged in the near term. Additionally, spending from central banks has risen sharply, and we expect that it will put additional pressure on fiscal and economic conditions.

However, we feel that emerging markets countries are well-positioned to meet their debt service payments. We believe that while fundamentals in emerging markets countries face challenges, this has already largely been priced into debt valuations. Also, we do not believe there is a significant risk that spreads will widen back to the levels of late 2008.

Looking ahead, we believe that, while the US bond market has already responded to changes in monetary policy, the European government bond markets appear to have the potential for further monetary policy easing.

Against this backdrop, the Fund maintains a position in short-term investments in order to take advantage of compelling opportunities as they arise. We believe that this approach has the potential to help the Fund generate attractive risk-adjusted performance.

Strategic Global Income Fund, Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Strategic Global Income Fund, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Head of Emerging Markets Debt
Strategic Global Income Fund, Inc.
Executive Director
 UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2009. The views and opinions in the letter were current as of July 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/09

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	11.59%	(4.55)%	5.53%	7.56%

Lipper Global Income Funds median	17.48	(8.50)	4.74	7.40

Market price returns

Strategic Global Income Fund, Inc.	25.91%	(8.16)%	3.20%	8.12%

Lipper Global Income Funds median	35.77	(7.54)	6.28	9.02

Index returns

Strategic Global Benchmark(1)	10.63%	2.89%	7.03%	7.95%

Citigroup World Government Bond
Index (WGBI)SM(2)	5.39%	4.35%	6.08%	6.33%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)	The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics*	05/31/09	11/30/08	05/31/08

Net assets (mm)	$183.8	$170.5	$207.8

Weighted average maturity	7.7 yrs	6.8 yrs	4.9 yrs

Modified duration†	5.2%	4.2%	2.9%

Currency exposure**	05/31/09	11/30/08	05/31/08

US dollar denominated	63.0%	52.8%	44.9%

Non US dollar denominated	37.0	47.2	55.1

Total	100.0%	100.0%	100.0%

Credit quality**	05/31/09	11/30/08	05/31/08

AAA	47.2%	41.2%	29.6%

AA	6.6	9.3	3.6

A	11.3	12.7	10.1

BBB	5.8	4.2	3.2

BB	2.2	3.9	3.5

B	4.1	3.1	8.2

CCC	1.1	1.7	0.4

D	0.6	0.1	0.6

Non-rated	10.3	12.7	21.8

Equity/preferred	0.0 (1)	0.7	1.2

Cash equivalents	5.9	8.4	12.5

Other assets, less lliabilities	4.9	2.0	5.3

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.

**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

(1)	Amount represents less than 0.05%.

†	Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in yield of the portfolio’s holdings.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Top ten countries/
supranationals
(other than short-term
investments)***	05/31/09		11/30/08		05/31/08

United States	43.0%	United States	30.5%	United States	18.4%

Germany	9.6	Italy	10.0	Argentina	10.5

France	4.6	Malaysia	7.7	Malaysia	8.0

Malaysia	4.2	Cayman Islands	6.5	Germany	7.2

Cayman Islands	4.0	Germany	4.8	Italy	6.3

				Sovereign/
Argentina	3.9	Spain	4.8	supranational	4.7

Italy	3.6	France	4.6	Russia	3.9

Spain	2.6	Argentina	4.2	Spain	3.9

Sovereign/supranational	2.2	Russia	3.4	France	2.9

		Sovereign/
Turkey	2.1	supranational	2.1	Poland	2.1

Total	79.8%		78.6%		67.9%

***	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of May 31, 2009 (unaudited)

Bonds
Corporate bonds
Auto components	0.12%
Beverages	0.37
Capital markets	0.27
Commercial banks	8.62
Construction materials	0.26
Diversified financial services	4.63
Diversified telecommunication services	0.72
Electric utilities	0.51
Hotels, restaurants & leisure	0.68
Household durables	0.50
Independent power producers & energy traders	0.21
IT services	0.28
Media	0.65
Metals & mining	0.09
Multi-utilities	1.32
Oil, gas & consumable fuels	0.85
Real estate investment trusts (REITs)	4.28
Road & rail	0.05
Tobacco	0.24
Wireless telecommunication services	1.45

Total corporate bonds	26.10
Asset-backed securities	6.03
Collateralized debt obligations	4.04
Commercial mortgage-backed securities	7.22
Mortgage & agency debt securities	5.04
US government obligations	13.20
Non US-government obligations	25.04
Sovereign/supranational bonds	2.16

Total bonds	88.83
Preferred stock	0.01
Short-term investment	5.93
Options purchased	0.35

Total investments	95.12
Cash and other assets, less liabilities	4.88
Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—88.83%

Corporate bonds—26.10%

Australia—0.09%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19		$150,000	$160,888

France—1.66%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	3,058,252

Germany—2.46%
DEPFA Deutsche Pfandbriefbank AG,
5.500%, due 01/15/10	EUR	1,000,000	1,428,213

Hypothekenbank in Essen AG,
3.750%, due 09/28/12		2,140,000	3,098,494

Total Germany corporate bonds			4,526,707

Ireland—0.36%
GE Capital European Funding,
4.625%, due 08/23/10	EUR	460,000	659,215

Italy—0.34%
Intesa Sanpaolo SpA,
6.375%, due 04/06/10	EUR	440,000	634,975

Liberia—0.68%
Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13		$1,500,000	1,245,000

Malaysia—4.15%
Johor Corp.,
1.000%, due 07/31/09(1)	MYR	6,600,000	2,247,532

1.000%, due 07/31/12(1)		20,240,000	5,386,522

Total Malaysia corporate bonds			7,634,054

Netherlands—1.24%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	674,488

Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,615,011

Total Netherlands corporate bonds			2,289,499

Russia—0.87%
VTB Capital SA,
6.250%, due 06/30/35		$2,000,000	1,595,000

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

South Korea—1.00%
Korea Development Bank,
8.000%, due 01/23/14		$1,700,000	$1,840,852

United Arab Emirates—1.00%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36		$2,350,000	1,835,937

United Kingdom—0.76%
SABMiller PLC,
6.500%, due 07/01/16(2)		$700,000	681,257

Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	709,826

Total United Kingdom corporate bonds			1,391,083

United States—11.49%
Altria Group, Inc.,
9.700%, due 11/10/18		$390,000	443,852

AT&T, Inc.,
6.500%, due 09/01/37		250,000	241,150

Bank of America Corp.,
7.625%, due 06/01/19		220,000	222,517

Bank One Corp.,
7.875%, due 08/01/10		2,000,000	2,092,998

Bear Stearns Cos, Inc.,
0.974%, due 05/18/10(3)		1,000,000	997,358

Caterpillar Financial Services Corp.,
6.125%, due 02/17/14		300,000	309,563

Citigroup, Inc.,
5.125%, due 02/14/11		2,000,000	1,968,966

Comcast Corp.,
6.300%, due 11/15/17		500,000	512,571

CSX Corp.,
7.450%, due 04/01/38		100,000	96,769

Dynegy Holdings, Inc.,
7.625%, due 10/15/26		750,000	446,250

First Data Corp.,
9.875%, due 09/24/15		750,000	510,000

Fortune Brands, Inc.,
5.375%, due 01/15/16		1,000,000	919,633

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Frontier Communications Corp.,
9.000%, due 08/15/31		$560,000	$472,500

General Electric Capital Corp.,
5.875%, due 01/14/38		2,000,000	1,619,182

GMAC LLC,
6.750%, due 12/01/14		170,000	141,933

6.875%, due 09/15/11(2)		107,000	95,765

8.000%, due 11/01/31		340,000	256,079

Goldman Sachs Group, Inc.,
6.150%, due 04/01/18		250,000	241,344

Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16		225,000	223,875

HSBC Finance Corp.,
6.750%, due 05/15/11		2,000,000	2,076,182

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35		300,000	239,291

Morgan Stanley,
6.625%, due 04/01/18		250,000	247,145

News America, Inc.,
6.200%, due 12/15/34		200,000	163,195

Nextel Communications, Inc.,
6.875%, due 10/31/13		500,000	416,250

NGPL Pipeco LLC,
6.514%, due 12/15/12(2)		500,000	499,766

Nisource Finance Corp.,
5.450%, due 09/15/20		150,000	118,396

NRG Energy, Inc.,
7.375%, due 01/15/17		400,000	376,000

ONEOK Partners LP,
8.625%, due 03/01/19		250,000	275,757

PLY Gem Industries, Inc.,
11.750%, due 06/15/13		750,000	480,000

Prologis,
5.625%, due 11/15/15		300,000	232,088

Sempra Energy,
8.900%, due 11/15/13		300,000	331,335

9.800%, due 02/15/19		225,000	262,424

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Sprint Capital Corp.,
7.625%, due 01/30/11		$1,000,000	$987,500

Texas Competitive Electric Holdings Co. LLC,
10.250%, due 11/01/15		750,000	444,375

Time Warner Cable, Inc.,
6.750%, due 07/01/18		250,000	258,247

Time Warner, Inc.,
6.875%, due 05/01/12		250,000	263,195

Valero Energy Corp.,
6.625%, due 06/15/37		125,000	102,580

Verizon Communications, Inc.,
8.950%, due 03/01/39		500,000	611,505

Verizon Wireless Capital LLC,
5.550%, due 02/01/14(2)		500,000	528,750

Virginia Electric and Power Co.,
8.875%, due 11/15/38		300,000	391,380

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(3),(4),(5),(6)		1,000,000	500

Total United States corporate bonds			21,118,166

Total corporate bonds (cost—$47,469,565)			47,989,628

Asset-backed securities—6.03%

United States—6.03%
ACE Securities Corp.,
Series 2006-NC1, Class A2B,
0.459%, due 12/25/35(3)		140,335	136,131

American Express Credit Account Master Trust,
Series 2008-1, Class A,
0.794%, due 08/15/13(3)		400,000	392,120

Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.509%, due 08/25/35(3)		155,305	133,770

Argent Securities, Inc.,
Series 2006-M3, Class A2A,
0.359%, due 10/25/36(3)		9,155	8,938

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Asset-backed securities—(continued)

United States—(continued)
Asset Backed Funding Certificates,
Series 2006-OPT3, Class A3A,
0.369%, due 11/25/36(3)		$186,831	$178,182

Bank of America Credit Card Trust,
Series 2007-B1, Class B1,
0.424%, due 06/15/12(3)		600,000	586,794

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.509%, due 06/25/36(3)		1,334,905	1,079,684

Chase Issuance Trust,
Series 2007-A9, Class A9,
0.374%, due 06/16/14(3)		700,000	675,138

Series 2005-C2, Class C2,
0.784%, due 01/15/15(3)		575,000	473,842

Series 2007-A16, Class A16,
1.620%, due 06/16/14(3)		550,000	535,179

Citibank Credit Card Issuance Trust,
Series 2002-A8, Class A8,
0.591%, due 11/07/11(3)		700,000	699,200

Series 2006-C4, Class C4,
0.621%, due 01/09/12(3)		1,000,000	960,080

Series 2006-C2, Class C2,
5.700%, due 05/15/13		350,000	332,940

Countrywide Asset-Backed Certificates,
Series 2006-17, Class 2A1,
0.359%, due 03/25/47(3)		101,860	99,186

Series 2006-20, Class 2A1,
0.359%, due 04/25/47(3)		144,635	134,151

Series 2005-7, Class 3AV3,
0.719%, due 11/25/35(3)		195,177	188,781

First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2006-FFB, Class A2,
0.439%, due 12/25/26(3)		407,658	74,613

GSAMP Trust,
Series 2006-HE7, Class A2A,
0.349%, due 10/25/46(3)		214,840	199,005

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Asset-backed securities—(continued)

United States—(continued)
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15		$450,000	$233,416

Home Equity Mortgage Trust,
Series 2006-3, Class A1,
5.472%, due 09/25/36(3)		1,848,514	184,851

Series 2006-5, Class A1,
5.500%, due 01/25/37(7)		347,538	47,190

Series 2006-4, Class A1,
5.671%, due 11/25/36(7)		1,618,101	160,887

MBNA Credit Card Master Note Trust,
Series 2002-A3, Class A3,
0.584%, due 09/15/14(3)		450,000	435,397

MBNA Master Credit Card Trust,
Series 2001-B, Class C,
7.250%, due 08/15/13(2)		500,000	478,840

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1, Class A2A,
0.359%, due 05/25/37(3)		145,375	142,221

Series 2006-FF1, Class A2A,
0.379%, due 08/25/36(3)		155,276	154,005

Series 2006-SL1, Class A,
0.489%, due 09/25/36(3)		86,691	18,619

Morgan Stanley ABS Capital I,
Series 2006-HE6, Class A2A,
0.349%, due 09/25/36(3)		127,736	124,155

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.479%, due 08/25/36(3)		774,672	112,303

Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
0.569%, due 07/25/35(3)		385,790	363,036

Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
0.369%, due 11/25/46(3)		41,145	37,722

Series 2006-E, Class A1,
0.399%, due 01/25/37(3)		57,391	49,561

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
0.379%, due 01/25/37(3)		$400,394	$378,547

Residential Asset Mortgage Products, Inc.,
Series 2006-RZ3, Class A1,
0.379%, due 08/25/36(3)		95,017	92,872

Series 2006-RZ5, Class A1B,
0.409%, due 08/25/46(3)		203,901	193,720

Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.509%, due 12/25/35(3)		105,375	89,389

SACO I Trust,
Series 2006-5, Class 2A1,
0.459%, due 05/25/36(3)		804,615	116,045

Soundview Home Equity Loan Trust,
Series 2006-EQ2, Class A1,
0.389%, due 01/25/37(3)		46,638	45,244

Series 2006-OPT3, Class 2A2,
0.419%, due 06/25/36(3)		51,053	46,995

Series 2005-OPT1, Class 2A4,
0.609%, due 06/25/35(3)		695,277	558,498

Structured Asset Investment Loan Trust,
Series 2005-7, Class A4,
0.499%, due 08/25/35(3)		147,178	143,008

Total asset-backed securities (cost—$13,751,511)			11,094,255

Collateralized debt obligations—4.04%

Cayman Islands—3.96%
Apidos CDO,
Series 2007-CA, Class A2B,
1.226%, due 05/14/20(1),(3),(4)		2,000,000	840,000

Atrium CDO Corp.,
Series 5A, Class A2B,
1.105%, due 07/20/20(1),(3),(4)		2,000,000	500,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
1.253%, due 11/15/17(1),(3),(4)		2,000,000	660,000

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Collateralized debt obligations—(concluded)

Cayman Islands—(concluded)
Carlyle High Yield Partners,
Series 2006-8A, Class B,
1.133%, due 05/21/21(1),(3),(4)		$2,500,000	$700,000

Gulf Stream Compass CLO Ltd.,
Series 2007-1A, Class C,
3.073%, due 10/28/19(1),(3),(4)		1,400,000	112,000

Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
1.419%, due 04/24/21(1),(3),(4)		2,000,000	683,520

ING Investment Management,
Series 2006-3A, Class A2B,
1.462%, due 12/13/20(1),(3),(4)		2,000,000	560,000

Limerock CLO,
Series 2007-1A, Class A4,
1.449%, due 04/24/23(1),(3),(4)		2,000,000	500,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
1.462%, due 04/16/21(1),(3),(4)		2,500,000	1,000,000

Series 2006-2A, Class B,
1.539%, due 01/12/21(1),(3),(4)		3,000,000	600,000

Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
1.578%, due 08/01/24(1),(3),(4)		4,000,000	520,000

Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
1.690%, due 06/15/21(1),(3),(4)		2,000,000	460,000

Wind River CLO Ltd.,
Series 2004-1A, Class B1,
2.399%, due 12/19/16(1),(3),(4)		1,000,000	140,000

Total Cayman Islands collateralized debt obligations			7,275,520

Netherlands—0.08%
Cadogan Square CLO BV,
Series 1, Class C,
2.844%, due 02/01/22(1),(3),(8)	EUR	2,000,000	141,370

Total collateralized debt obligations (cost—$12,458,075)			7,416,890

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Commercial mortgage-backed securities—7.22%

United States—7.22%
Banc of America Commercial Mortgage, Inc.,
Series 2007-4, Class AM,
5.812%, due 02/10/51(3)		$900,000	$461,080

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.700%, due 12/10/49(3)		4,950,000	2,609,316

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4,
5.444%, due 03/10/39		1,000,000	786,642

Series 2007-GG9, Class AM,
5.475%, due 03/10/39		1,300,000	705,149

GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A2,
5.479%, due 11/10/39		500,000	471,866

Series 2006-GG6, Class AM,
5.622%, due 04/10/38(3)		525,000	304,315

Series 2007-GG10, Class A4,
5.799%, due 08/10/45(3)		4,000,000	3,058,950

LB Commercial Conduit Mortgage Trust,
Series 1998-C4, Class G,
5.600%, due 10/15/35(2)		1,000,000	509,029

Morgan Stanley Dean Witter Capital I,
Series 2000-LIF2, Class A2,
7.200%, due 10/15/33		701,438	709,323

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class AM,
5.466%, due 01/15/45(3)		5,150,000	2,942,604

Series 2006-C27, Class A2,
5.624%, due 07/15/45		750,000	708,547

Total commercial mortgage-backed securities (cost—$13,226,800)			13,266,821

Mortgage & agency debt securities—5.04%

United States—5.04%
American Home Mortgage Investment Trust,
Series 2006-3, Class 4A,
0.499%, due 11/25/35(3)		1,169,133	239,555

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Banc of America Alternative Loan Trust,
Series 2006-9, Class B2,
6.250%, due 01/25/37		$1,458,759	$29,467

Series 2006-9, Class B3,
6.250%, due 01/25/37		729,379	20,119

Banc of America Funding Corp.,
Series 2005-F, Class CB3,
5.178%, due 09/20/35(3)		3,035,336	27,015

Series 2006-R2, Class A2,
6.026%, due 07/28/46(2),(3)		990,955	43,008

Series 2007-4, Class NB1,
6.102%, due 06/25/37(3)		2,947,086	99,022

Citicorp Mortgage Securities, Inc.,
Series 2006-3, Class B1,
5.945%, due 06/25/36(3)		543,369	38,036

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AV2,
0.549%, due 08/25/35(3)		175,974	153,975

Series 2006-AR6, Class 1B2,
6.058%, due 08/25/36(3)		4,229,809	105,745

Countrywide Alternative Loan Trust,
Series 2006-26CB, Class M1,
6.500%, due 09/25/36		1,219,606	53,201

Series 2005-J2, Class 2A1,
7.500%, due 12/25/34		169,831	107,471

Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-16, Class B2,
6.245%, due 11/25/36(3)		1,712,142	67,440

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.738%, due 05/25/36(3)		921,937	13,829

Series 2006-7, Class B1,
6.245%, due 08/25/36(3)		985,451	19,709

Series 2006-7, Class B3,
6.245%, due 08/25/36(3)		1,699,773	65,697

Federal Home Loan Mortgage Corp.,†
5.750%, due 09/15/10	EUR	1,400,000	2,066,893

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.568%, due 06/19/35(3)		$235,776	$101,742

IndyMac INDA Mortgage Loan Trust,
Series 2007-AR1, Class B1,
5.771%, due 03/25/37(3)		447,896	11,197

IndyMac INDX Mortgage Loan Trust,
Series 2006-AR25, Class B1,
5.953%, due 09/25/36(3)		1,838,378	119,030

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36(3)		6,492,000	3,566,291

Residential Accredit Loans, Inc.,
Series 2006-QS5, Class M1,
6.000%, due 05/25/36		1,164,122	30,071

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36		975,016	91,413

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.730%, due 09/25/36(3)		1,500,000	851,519

Series 2007-1, Class B2II,
6.284%, due 02/25/37(3)		1,456,796	44,170

Series 2006-8, Class B3I,
6.298%, due 09/25/36(3)		2,242,186	43,857

WaMu Mortgage Pass-Through Certificates,
Series 2006-AR18, Class LB3,
5.351%, due 01/25/37(3)		1,174,704	51,311

Series 2007-HY1, Class LB2,
5.771%, due 02/25/37(3)		1,997,070	131,587

Series 2007-HY7, Class LB1,
5.791%, due 07/25/37(3)		2,492,394	301,549

Series 2006-AR12, Class LB1,
5.974%, due 10/25/36(3)		997,626	66,157

Series 2006-AR10, Class LB1,
5.984%, due 09/25/36(3)		998,594	84,431

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37		$1,471,982	$32,880

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36		3,918,578	568,752

Series 2006-AR12, Class 2B1,
6.097%, due 09/25/36(3)		497,480	27,361

Total mortgage & agency debt securities (cost—$18,230,816)			9,273,500

US government obligations—13.20%
US Treasury Bonds,
3.500%, due 02/15/39		2,540,000	2,188,769

US Treasury Inflation Indexed Bonds (TIPS),
1.375%, due 07/15/18		2,598,584	2,540,927

US Treasury Notes,
1.875%, due 04/30/14		2,745,000	2,687,520

3.125%, due 05/15/19		17,345,000	16,849,106

Total US government obligations (cost—$23,958,156)			24,266,322

Non US-government obligations—25.04%

Argentina—3.85%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(3),(5)	ARS	2,000,000	277,444

Republic of Argentina,
1.315%, due 12/15/35(9)		$17,250,000	557,175

1.683%, due 08/03/12(3)		19,170,000	6,115,230

7.000%, due 03/28/11		210,000	126,840

			7,076,689

Brazil—1.19%
Notas do Tesouro Nacional,
Series B
6.000%, due 05/15/45	BRL	2,530,000	2,195,312

Dominican Republic—1.18%
Republic of Dominica,
9.000%, due 03/31/10	DOP	120,000,000	2,169,680

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(concluded)

France—2.95%
Government of France,
3.750%, due 04/25/21	EUR	2,690,000	$3,643,704

4.000%, due 04/25/55		1,390,000	1,772,213

			5,415,917

Germany—7.12%
Bundesrepublik Deutschland,
4.000%, due 01/04/37	EUR	1,740,000	2,298,989

4.500%, due 01/04/13		4,750,000	7,240,127

6.250%, due 01/04/24		180,000	310,906

Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	968,499

5.000%, due 07/04/11		1,500,000	2,263,259

			13,081,780

Italy—3.29%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,430,000	3,996,635

6.500%, due 11/01/27		1,275,000	2,056,922

			6,053,557

Russia—0.76%
Russian Federation,
7.500%, due 03/31/30(7)		$1,008,000	1,008,000

7.500%, due 03/31/30(2),(7)		399,804	399,804

			1,407,804

Spain—2.63%
Government of Spain,
5.750%, due 07/30/32	EUR	2,160,000	3,412,389

6.150%, due 01/31/13		900,000	1,422,402

			4,834,791

Turkey—2.07%
Republic of Turkey,
12.000%, due 08/14/13	TRY	5,231,530	3,802,579

Total non US-government obligations (cost—$51,375,946)			46,038,109

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(concluded)

Sovereign/supranational bonds—2.16%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	$2,472,374

5.625%, due 10/15/10		1,000,000	1,492,071

Total sovereign/supranational bonds (cost—$3,849,131)			3,964,445

Total bonds (cost—$184,320,000)			163,309,970

	Shares

Preferred stock—0.01%

United States—0.01%
Preferred Blocker, Inc.
7.000%, due 12/31/11(2),(10)
(cost—$23,808)		22	9,279

	Units

Short-term investment—5.93%

Investment company—5.93%
UBS Cash Management Prime Relationship Fund, 0.540%(11),(12)
(cost—$10,905,662)		10,905,662	10,905,662

	Number of
	contracts

Options Purchased—0.35%

Call Options—0.27%
90 Day Euro-Dollar Interest Rate Futures, strike @ USD 99.00,
expires September 2009*		174	141,375

90 Day Euro-Dollar Interest Rate Futures, strike @ USD 99.13
expires June 2009*		363	201,919

5 Year US Treasury Futures, strike @ USD 116.50,
expires August 2009*		180	153,281

			496,575

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

	Number of
Security description	contracts		Value

Options Purchased—(concluded)

Put Options—0.08%
90 Day Euro-Dollar Interest Rate Futures,
strike @ USD 96.00, expires March 2011*		226	$138,425

Total options purchased (cost—$408,013)			635,000

Total investments—95.12% (cost—$195,657,483)			174,859,911

Cash and other assets, less liabilities—4.88%			8,974,124

Net assets—100.00%			$183,834,035

Notes to portfolio of investments
For federal income tax purposes, which was substantially the same as book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at May 31, 2009 were as follows:

Tax cost of investments			$195,657,483

Gross unrealized appreciation			8,935,674

Gross unrealized depreciation			(29,733,246)

Net unrealized depreciation of investments			$(20,797,572)

*	Non-income producing security.
†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security is illiquid. At May 31, 2009, the value of these securities amounted to $15,051,444 or 8.19% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the value of these securities amounted to $3,245,498 or 1.77% of net assets.
(3)	Floating rate security—The interest rates shown are the current rates as of May 31, 2009.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.96% of net assets as of May 31, 2009, are considered illiquid and restricted. (See restricted securities table for more information.)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

					05/31/09
			Acquisition		Market
			cost as a	05/31/09	value as a
	Acquisition	Acquisition	percentage	Market	percentage
Restricted securities	dates	cost	of net assets	value	of net assets

Apidos CDO,
Series 2007-CA, Class A2B,
1.226%, due 05/14/20	11/06/08	$1,020,000	0.55%	$840,000	0.46%

Atrium CDO Corp.,
Series 5A, Class A2B,
1.105%, due 07/20/20	11/17/08	1,040,200	0.57	500,000	0.27

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
1.253%, due 11/15/17	11/12/08	1,130,000	0.62	660,000	0.36

Cadogan Square CLO BV,
Series 1, Class C,
2.844%, due 02/01/22	05/22/09	240,160	0.13	141,370	0.08

Carlyle High Yield Partners,
Series 2006-8A, Class B,
1.133%, due 05/21/21	11/20/08	1,003,125	0.55	700,000	0.38

Gulf Stream Compass CLO Ltd.,
Series 2007-1A, Class C,
3.073%, due 10/28/19	04/02/09	129,500	0.07	112,000	0.06

Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
1.419%, due 04/24/21	11/06/08	1,020,000	0.55	683,520	0.37

ING Investment Management,
Series 2006-3A, Class A2B,
1.462%, due 12/13/20	11/20/08	942,500	0.51	560,000	0.31

Limerock CLO,
Series 2007-1A, Class A4,
1.449%, due 04/24/23	11/06/08	900,000	0.49	500,000	0.27

Mountain View Funding CLO,
Series 2007-3A, Class A2,
1.462%, due 04/16/21	10/30/08	1,362,500	0.74	1,000,000	0.54

Series 2006-2A, Class B,
1.539%, due 01/12/21	10/30/08	1,350,000	0.73	600,000	0.33

Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
1.578%, due 08/01/24	10/21/08	1,240,000	0.67	520,000	0.28

Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
1.690%, due 06/15/21	11/12/08	880,000	0.48	460,000	0.25

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	1,025,000	0.56	500	0.00 (a)

Wind River CLO Ltd.,
Series 2004-1A, Class B1
2.399%, due 12/19/16	03/09/09	140,000	0.08	140,000	0.08

		$13,422,985	7.30%	$7,417,390	4.04%

(a)Amount represents less than 0.005%.

26

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

(5)	Security is in default.
(6)	Perpetual bond security. The maturity date reflects the next call date.
(7)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of May 31, 2009. Maturity date disclosed is the ultimate maturity date.
(8)	Security exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security, which represents 0.08% of net assets as of May 31, 2009, is considered illiquid and restricted. (See restricted securities table for more information.)
(9)	Security represents an equity claim linked to Argentina’s gross domestic product.
(10)	Security is a multi-coupon preferred stock that had a coupon reset date of January 16, 2009 of 7.000% fixed until its end date of December 31, 2049.
(11)	The table below details the Fund’s investments in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliates for the
		six months	six months		six months
Security	Value	ended	ended	Value	ended
description	11/30/08	05/31/09	05/31/09	05/31/09	05/31/09

UBS Cash
Management Prime
Relationship Fund	$—	$44,938,716	$34,033,054	$10,905,662	$22,791

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	14,250,718	46,942,733	61,193,451	—	85,683

(12)	The rate shown reflects the yield at May 31, 2009.

CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

27

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
MYR	Malaysian Ringgit
TRY	Turkish Lira
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of May 31, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	35,890,000	USD	25,123,439	09/02/09	$(3,426,897)

Brazilian Real	12,100,000	USD	4,997,522	06/04/09	(1,149,164)

Canadian Dollar	6,428,123	USD	5,060,000	06/04/09	(827,979)

Canadian Dollar	22,885,000	USD	18,792,852	09/02/09	(2,180,690)

Chilean Peso	2,100,000,000	USD	3,509,652	06/04/09	(228,334)

Chilean Peso	2,100,000,000	USD	3,770,874	09/04/09	28,796

Czech Koruna	28,500,000	EUR	1,007,352	06/04/09	(71,647)

Czech Koruna	28,500,000	EUR	1,058,889	09/04/09	5,900

Euro	1,061,453	CZK	28,500,000	06/04/09	(4,834)

Euro	1,066,477	HUF	300,000,000	06/04/09	(14,422)

Euro	1,037,524	HUF	300,000,000	09/04/09	(373)

Euro	7,370,000	JPY	950,314,926	09/02/09	(427,042)

Euro	15,105,000	USD	19,793,052	09/02/09	(1,545,480)

Great Britain Pound	2,670,000	USD	3,878,909	09/02/09	(435,247)

Hungary Forint	300,000,000	EUR	1,056,338	06/04/09	89

Japanese Yen	589,835,200	AUD	9,357,489	09/02/09	1,246,783

Japanese Yen	33,095,400	CHF	390,000	09/02/09	17,912

Japanese Yen	625,298,260	EUR	4,870,000	09/02/09	310,104

Japanese Yen	249,000,000	GBP	1,841,716	09/02/09	359,725

Japanese Yen	49,800,000	USD	509,724	09/02/09	(13,496)

Malaysian Ringgit	43,200,000	USD	11,648,915	06/04/09	(712,309)

Malaysian Ringgit	43,200,000	USD	12,341,094	09/04/09	19,160

Mexican Peso	49,500,000	USD	3,213,764	06/04/09	(542,996)

28

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Forward foreign currency contracts (concluded)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Turkish Lira	4,900,000	USD	3,007,980	06/04/09	$(184,739)

Turkish Lira	4,900,000	USD	3,125,399	09/04/09	1,390

Norwegian Krone	14,132,823	CAD	2,635,000	06/04/09	171,659

Norwegian Krone	9,435,660	CHF	1,560,000	09/02/09	(29,945)

Norwegian Krone	63,785,498	CHF	10,840,000	09/02/09	73,507

Norwegian Krone	43,779,376	USD	6,887,207	09/02/09	(37,434)

South African Rand	35,000,000	USD	3,439,634	06/04/09	(957,839)

Swedish Krona	62,290,000	EUR	5,693,066	09/02/09	(187,432)

Swiss Franc	29,443,291	USD	25,608,924	09/02/09	(1,994,278)

United States Dollar	4,197,948	ARS	15,323,500	11/16/09	(570,215)

United States Dollar	17,864,757	AUD	25,650,000	09/02/09	2,539,704

United States Dollar	5,580,829	BRL	12,100,000	06/04/09	565,858

United States Dollar	1,987,427	BRL	4,110,000	09/04/09	56,929

United States Dollar	3,410,036	CAD	3,793,123	06/04/09	64,358

United States Dollar	14,906,644	CAD	19,090,000	09/02/09	2,588,873

United States Dollar	3,756,708	CLP	2,100,000,000	06/04/09	(18,723)

United States Dollar	23,670,314	EUR	17,525,000	09/02/09	1,086,903

United States Dollar	5,613,730	GBP	3,960,000	09/02/09	784,793

United States Dollar	17,392,789	JPY	1,630,400,000	09/02/09	(263,118)

United States Dollar	941,849	JPY	91,900,000	09/02/09	23,691

United States Dollar	3,600,000	MXN	49,500,000	06/04/09	156,760

United States Dollar	12,367,592	MYR	43,200,000	06/04/09	(6,369)

United States Dollar	2,212,142	NOK	14,132,823	06/04/09	29,785

United States Dollar	34,839,597	NOK	232,219,814	09/02/09	1,890,915

United States Dollar	6,870,120	SEK	62,290,000	09/02/09	1,359,794

United States Dollar	3,194,263	TRY	4,900,000	06/04/09	(1,544)

United States Dollar	3,767,086	ZAR	35,000,000	06/04/09	630,387

Net unrealized depreciation on forward foreign currency contracts					$(1,818,771)

29

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
GBP	Great Britain Pound
HUF	Hungary Forint
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of May 31, 2009:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures buy contracts:
US Long Bond,
150 contracts (USD)	September 2009	$17,592,492	$17,648,437	$55,945

5 Year US Treasury Notes,
26 contracts (USD)	June 2009	3,016,637	3,026,969	10,332

10 Year US Treasury Notes,
258 contracts (USD)	September 2009	30,018,991	30,186,000	167,009

US treasury futures sell contracts:
5 Year US Treasury Notes,
26 contracts (USD)	June 2009	(3,011,692)	(3,026,968)	(15,276)

5 Year US Treasury Notes,
361 contracts (USD)	September 2009	(41,475,117)	(41,684,219)	(209,102)

Interest rate futures sell contracts:
90 Day Euro-Dollar Interest Rate
Futures,182 contracts (USD)	June 2009	(45,171,854)	(45,199,700)	(27,846)

Net unrealized depreciation on futures contracts				$(18,938)

Currency type abbreviation:
USD United States Dollar

30

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Swap agreements
Strategic Global Income Fund, Inc. had outstanding interest rate swap agreements with the following terms as of May 31, 2009:

Counterparty—Citigroup Global Markets Limited:

				Payments	Upfront
			Payments	received	payments		Unrealized
Notional		Termination	made by	by the	(made)/		appreciation/
amount		dates	the Fund	Fund	received	Value	(depreciation)

USD	11,200,000	08/15/16	4.3400%(1)	0.8831%(2)	$198,737	$(877,771)	$(679,034)

USD	42,400,000	11/24/18	0.3138(3)	0.6613(2)	—	144,319	144,319

					$198,737	$(733,452)	$(534,715)

Counterparty—Deutsche Bank AG:

					Payments		Upfront
			Payments		received		payments		Unrealized
Notional		Termination	made by		by the		(made)/		appreciation/
amount		dates	the Fund		Fund		received	Value	(depreciation)

USD	360,000,000	06/19/09	0.3163	%(3)	0.7400	%(1)	$—	$127,102	$127,102

AUD	34,700,000	01/15/12	—	(4)	3.9350	(1)	—	(209,939)	(209,939)

USD	43,900,000	11/30/13	—	(5)	2.9400	(1)	—	311,537	311,537

AUD	4,400,000	01/20/19	3.4567	(6)	4.2700	(1)	—	(367,373)	(367,373)

AUD	8,500,000	01/15/20	4.4550	(1)	—	(7)	—	765,332	765,332

USD	15,800,000	11/15/24	4.1160	(1)	—	(5)	—	(78,822)	(78,822)

AUD	2,300,000	01/20/39	3.1000	(1)	3.4567	(6)	—	626,397	626,397

							$—	$1,174,234	$1,174,234

Counterparty—Goldman Sachs International:

					Payments		Upfront
			Payments		received		payments
Notional		Termination	made by		by the		(made)/		Unrealized
amount		date	the Fund		Fund		received	Value	appreciation

USD	84,700,000	11/24/09	0.6613	%(2)	0.5913	%(3)	$—	$12,514	$12,514

Counterparty—JPMorgan Chase Bank:

					Payments		Upfront
			Payments		received		payments
Notional		Termination	made by		by the		(made)/		Unrealized
amount		dates	the Fund		Fund		received	Value	appreciation

USD	124,100,000	01/09/10	1.1494	%(2)	0.7406	%(3)	$—	$13,090	$13,090

USD	42,300,000	11/24/18	0.3188	(3)	0.6613	(2)	—	126,217	126,217

USD	124,100,000	01/09/19	0.3319	(3)	1.1494	(2)	—	546,834	546,834

							$—	$686,141	$686,141

31

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Counterparty—Merrill Lynch International:

					Payments		Upfront
			Payments		received		payments		Unrealized
Notional		Termination	made by		by the		(made)/		appreciation/
amount		dates	the Fund		Fund		received	Value	(depreciation)

USD	84,700,000	11/24/10	—	(5)	—	(8)	$—	$(53,641)	$(53,641)

USD	15,430,000	08/15/16	4.3300	%(1)	0.8831	%(2)	—	(1,202,483)	(1,202,483)

CAD	11,350,000	03/09/19	2.6300	(1)	0.6829	(9)	—	545,756	545,756

USD	9,400,000	03/11/19	0.6475	(2)	3.1100	(1)	—	(386,097)	(386,097)

CAD	7,050,000	03/09/29	0.6829	(9)	3.7575	(1)	—	(344,700)	(344,700)

USD	5,500,000	03/12/29	0.6475	(2)	3.2775	(1)	—	537,831	537,831

							$—	$(903,334)	$(903,334)

(1)	Payments made or received are based on the notional amount.
(2)	Rate based on 3 month LIBOR (USD BBA).
(3)	Rate based on 1 month LIBOR (USD BBA).
(4)	Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of May 31, 2009.
(5)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of May 31, 2009.
(6)	Rate based on 6 month BBSW.
(7)	Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of May 31, 2009.
(8)	Rate based on 1 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of May 31, 2009.
(9)	Rate based on 3 month Canada Bankers’ Acceptance rate.
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
USD	United States Dollar

32

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Strategic Global Income Fund, Inc. had outstanding a credit default swap agreement with the following terms as of May 31, 2009:

Credit default swap on corporate and sovereign issues—sell protection(1)

Counterparty—Credit Suisse International:

				Payment		Upfront
			Payment	received		payment
Notional		Termination	made by	by the		(made)/		Unrealized	Credit
amount		date	the Fund	Fund		received	Value	depreciation	spread(2)

USD	4,000,000	05/20/12	— (3)	3.3000	%(4)	$—	$(540,638)	$(540,638)	8.651%

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(4)	Payments received are based on the notional amount.

Currency type abbreviation:
USD	United States Dollar

33

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Options written
Strategic Global Income Fund, Inc. had the following open options written as of May 31, 2009:

	Expiration	Premiums
	dates	received	Value

Call option
5 Year US Treasury Futures,
360 contracts, strike @ USD 118.00	August 2009	$184,842	$146,250

Put option
3 Month Sterling Interest Rate Futures,
533 contracts, strike @ GBP 97.50	March 2010	264,738	107,686

Total options written		$449,580	$253,936

Currency type abbreviations:
GBP	Great Britain Pound
USD	United States Dollar

Written option activity for the six months ended May 31, 2009 for Strategic Global Income Fund, Inc. was as follows:

	Number of	Amount of
	contracts	premiums received

Options outstanding at November 30, 2008	365	$141,698

Options written	1,401	456,542

Options terminated in closing purchase transactions	(873)	(148,660)

Options expired prior to exercise	—	—

Options outstanding at May 31, 2009	893	$449,580

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund’s investments.

Measurements at 05/31/09

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments, at value	$—	$159,173,467	$15,051,444	$174,224,911

Other financial instruments(1)	403,693	(1,924,569)	—	(1,520,876)

Total	$403,693	$157,248,898	$15,051,444	$172,704,035

(1)	Other financial instruments may include open futures contracts, swap contracts, options and forward foreign currency contracts.

34

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2009 (unaudited)

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

		Other financial
	Investments	instruments	Total

Assets
Beginning balance	$25,712,929	$—	$25,712,929

Total gains or losses (realized/unrealized)
included in earnings	(3,838,364)	—	(3,838,364)

Purchases, sales, issuances, and settlements (net)	(5,679,624)	—	(5,679,624)

Transfers in and/or out of Level 3	(1,143,497)	—	(1,143,497)

Ending balance	$15,051,444	$—	$15,051,444

The amount of total gains or losses for the
period included in earnings attributable to the
change in unrealized gains or losses relating
to investments still held at 05/31/09(a)	$(5,893,986)	$—	$(5,893,986)

(a) Excludes from total gains or losses (realized/unrealized) included in earnings, unrealized losses of $1,200,879 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

35

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—May 31, 2009 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$184,751,821)	$163,954,249

Investments in securities of affiliated issuers, at value (cost—$10,905,662)	10,905,662

Total investments (cost—$195,657,483)	174,859,911

Foreign currency, at value (cost—$3,748,162)	3,599,645

Cash	530,397

Interest receivable	2,317,717

Receivable for investments sold	8,152,641

Due from broker*	955,242

Variation margin receivable	230,861

Outstanding swap agreements, at value	3,756,929

Unrealized appreciation on forward foreign currency contracts	14,013,775

Other assets	17,647

Total assets	208,434,765

Liabilities:
Unrealized depreciation on forward foreign currency contracts	15,832,546

Payable for investments purchased	4,178,189

Outstanding swap agreements, at value**	4,061,464

Options written, at value***	253,936

Payable to investment advisor and administrator	156,442

Directors’ fees payable	2,924

Accrued expenses and other liabilities	115,229

Total liabilities	24,600,730

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
18,258,828 shares issued and outstanding	206,099,092

Distributions in excess of net investment income	(810,075)

Accumulated net realized gain from investment transactions	1,141,377

Net unrealized depreciation of investments, futures, swaps, options, forward foreign currency contracts and other assets and liabilities
denominated in foreign currencies	(22,596,359)

Net assets	$183,834,035

Net asset value per share	$10.07

*	Represents cash collateral on open futures contacts.
**	Upfront payments received by the Fund amounted to $198,737.
***	Premiums received by the Fund on options written amounted to $449,580.

See accompanying notes to financial statements

36

Strategic Global Income Fund, Inc.

Statement of operations

For the
six months ended
May 31, 2009
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $11,705
(includes $108,474 earned from affiliated entities)	$5,960,465

Dividends	597

Total investment income	5,961,062

Expenses:
Investment advisory and administration fees	863,410

Custody and accounting fees	73,853

Professional fees	53,497

Reports and notices to shareholders	51,365

Directors’ fees	12,432

Listing fees	11,777

Transfer agency fees	9,740

Insurance expense	797

Other expenses	10,364

Total expenses	1,087,235

Net investment income	4,873,827

Realized and unrealized gains/(losses) from investment activities:
Net realized gain/(loss) from:
Investments	1,393,623

Futures	151,625

Options written	142,820

Swap agreements	4,060,339

Forward foreign currency contracts and foreign currency transactions	(1,348,403)

Net change in unrealized appreciation/(depreciation) of:
Investments	12,147,536

Futures	325,065

Options written	126,946

Swap agreements	(236,065)

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	(1,406,200)

Net realized and unrealized gain from investment activities	15,357,286

Net increase in net assets resulting from operations	$20,231,113

See accompanying notes to financial statements

37

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	May 31, 2009	year ended
	(unaudited)	November 30, 2008

From operations:
Net investment income	$4,873,827	$12,453,630

Net realized gain/(loss) from investments	1,393,623	(4,466,265)

Net realized gain from futures	151,625	1,188,613

Net realized gain from options written	142,820	1,025,669

Net realized gain from swap agreements	4,060,339	1,090,249

Net realized gain/(loss) from forward foreign currency
contracts and foreign currency transactions	(1,348,403)	6,319,829

Net change in unrealized appreciation/(depreciation) of:
Investments	12,147,536	(38,103,519)

Futures	325,065	(355,276)

Options written	126,946	72,974

Swap agreements	(236,065)	240,978

Other assets and liabilities denominated in foreign
currency and forward foreign currency contracts	(1,406,200)	741,856

Net increase/(decrease) in net assets resulting
from operations	20,231,113	(19,791,262)

Dividends and distributions to shareholders from:
Net investment income	(6,865,319)*	(16,372,691)

Net realized gains	—	(1,433,318)

Total dividends and distributions to shareholders	(6,865,319)	(17,806,009)

Net increase/(decrease) in net assets	13,365,794	(37,597,271)

Net assets:
Beginning of period	170,468,241	208,065,512

End of period	$183,834,035	$170,468,241

Accumulated undistributed/(distributions in excess of)
net investment income	$(810,075)	$1,181,417

* The actual sources of the Fund’s fiscal year 2009 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2009 fiscal year.

See accompanying notes to financial statements

38

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Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding thoughout each period is presented below:

	For the six
	months ended
	May 31, 2009
	(unaudited)

Net asset value, beginning of period	$9.34

Net investment income	0.27	*

Net realized and unrealized gains/(losses) from investment activities	0.84

Net increase/(decrease) from investment operations	1.11

Dividends from net investment income	(0.38	)(1)

Distributions from net realized gains	—

Distribution from paid-in-capital	—

Total dividends and distributions	(0.38)

Net asset value, end of period	$10.07

Market price per share, end of period	$9.05

Total net asset value return(2)	11.59%

Total market price return(3)	25.91%

Ratios/supplemental data:
Net assets, end of period (000’s)	$183,834

Ratio of expenses to average net assets:	1.26	%(4)

Ratio of net investment income to average net assets:	5.64	%(4)

Portfolio turnover rate	64%

*	Calculated using the average shares method.
(1)	The actual sources of the Fund’s fiscal year 2009 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2009 fiscal year.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

See accompanying notes to financial statements

40

For the years ended November 30,

2008	2007	2006	2005	2004

$11.40	$11.85	$11.47	$13.12	$12.93

0.68 *	0.45 *	0.51	0.54	0.54

(1.76)	0.03	0.80	(0.28)	0.94

(1.08)	0.48	1.31	0.26	1.48

(0.90)	(0.61)	(0.83)	(1.17)	(1.29)

(0.08)	(0.32)	(0.10)	(0.63)	—

—	—	—	(0.11)	—

(0.98)	(0.93)	(0.93)	(1.91)	(1.29)

$9.34	$11.40	$11.85	$11.47	$13.12

$7.53	$10.38	$11.67	$10.56	$14.60

(10.52)%	4.22%	11.89%	1.85%	12.10%

(20.13)%	(3.45)%	19.70%	(17.37)%	10.89%

$170,468	$208,066	$216,398	$209,404	$239,538

1.21%	1.22%	1.23%	1.22%	1.16%

6.14%	3.86%	4.43%	4.43%	4.21%

102%	103%	74%	113%	189%

(3)	Total market price return is calculated assuming a purchase of 10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(4)	Annualized.

41

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange,

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

The Fund adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, “Swap agreements”.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which changes the disclosure requirements for derivative instruments and hedging activities. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments and Notes to financial statements beginning on page 47.

Fair value of derivative instruments

Derivative
contracts not
accounted for	As of May 31, 2009
as hedging
instruments	Balance			Balance
under	sheet	Derivative		sheet	Derivative
Statement 133	location	assets		location	liabilities

	Receivables,			Payables,
	Net Assets -			Net Assets -
	Unrealized			Unrealized
Interest rates	appreciation	$4,625,215	*	depreciation	$(3,828,249)*

Credit	Receivables	—		Payables	(540,638)

Currencies	Receivables	14,013,775		Payables	(15,832,546)

Gross fair
value of
derivative
contracts		$18,638,990			$(20,201,433)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of investments. Only current day’s variation margin is reported within the Statement of assets and liabilities.

45

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

The effect of derivative instruments on the Statement
of operations for the six months ended May 31, 2009

Derivatives	Amount of realized gains/(losses) on derivatives recognized in income not accounted
for as hedging	Forward
instruments	foreign
under	currency
Statement 133	contracts	Futures	Swaps	Options	Total

Interest rates	$—	$151,625	$4,403,291	$803,615	$5,358,531

Credit	—	—	(342,952)	—	(342,952)

Currencies	2,619,870	—	—	—	2,619,870

	$2,619,870	$151,625	$4,060,339	$803,615	$7,635,449

	Amount of unrealized appreciation/(depreciation) on
Derivatives	derivatives recognized in income
not accounted
for as hedging	Forward
instruments	foreign
under	currency
Statement 133	contracts	Futures	Swaps	Options	Total

Interest rates	$—	$325,065	$(378,481)	$(731,763)	$(785,179)

Credit	—	—	142,416	—	142,416

Currencies	(1,644,965)	—	—	—	(1,644,965)

	$(1,644,965)	$325,065	$(236,065)	$(731,763)	$(2,287,728)

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included in the Fund’s “Notes to portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

and other assets and liabilities—at the exchange rates prevailing at the close of each business day; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk). Risks may also arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Options writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options involve general market risk and interest rate risk. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

Dividends and distributions— Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. At May 31, 2009, the Fund owed UBS Global AM $156,442 in investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

best execution of the transactions. During the six months ended May 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,820,192. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the six month period ended May 31, 2009.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2009. For the six months ended May 31, 2009 and for the year ended November 30, 2008, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended May 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $99,354,847 and $97,028,165, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2009 (unaudited)

distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2008 was as follows:

Distributions paid from:	2008

Ordinary income	$15,766,753

Net long-term capital gains	2,039,256

$17,806,009

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending November 30, 2009.

As of and during the six months ended May, 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Subsequent events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the report. For the Fund, there were no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the report that required disclosure in the financial statements other than the following:

In July 2009, the Board approved a reduction in the annualized rate for the Fund’s managed distribution policy from 8% to 7%, effective beginning with the August 2009 monthly distribution. Further information is provided on the inside front cover of this report as well as below in the section captioned “Distribution policy.”

UBS Global AM has voluntarily agreed to waive 0.05% of its investment advisory and administration fee, effective August 1, 2009, through July 31, 2010, thereby reducing the fee to 0.95% for such period.

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2009. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2010. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of March 31, 2009, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $507 billion in assets under management as of March 31, 2009.

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on March 19, 2009. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders, and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	14,139,918.67	566,396.01

Alan S. Bernikow	14,111,652.01	594,662.66

Richard R. Burt	14,127,793.01	578,521.66

Bernard H. Garil	14,120,254.01	586,060.66

Meyer Feldberg	14,102,326.01	603,988.66

Heather R. Higgins	14,177,038.90	529,275.78

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on

Strategic Global Income Fund, Inc.

General information (unaudited)

that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Strategic Global Income Fund, Inc.

General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000, in May 2005 and again effective August 2009. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2009